Exhibit 99.1

CVS Caremark and Universal American Announce Termination
of Hart-Scott-Rodino Waiting Period

WOONSOCKET, RI, & RYE BROOK, NY, March 1, 2011 - In connection with the previously announced acquisition of the Medicare Part D business of Universal American (NYSE: UAM) by CVS Caremark (NYSE: CVS), both companies announced today that the Federal Trade Commission has granted early termination of the waiting period under the Hart-Scott-Rodino Act.   This represents a significant step forward towards completion of the transaction.

The transaction is expected to close by the end of the second quarter of 2011 and is subject to customary closing conditions, including approval of Universal American shareholders and state regulatory approvals.

“With this step, we are much closer to furthering CVS Caremark’s position as a significant player in one of the nation’s fastest growing segments of the Pharmacy Benefit Management industry. Now that we have achieved this important milestone, we look forward to closing the deal in the next several months,” said Per Lofberg, President of Caremark Pharmacy Services. “We believe that bringing together these two businesses will strengthen our competitive offerings, enabling us to provide Medicare beneficiaries with expanded products and services and lower the cost of pharmacy care.  Today’s approval puts us well on our way to accomplishing our goal.”

Additional Information

In connection with the proposed transaction, a newly formed subsidiary of Universal American (“NewCo”) will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Universal American that also constitutes a prospectus of NewCo. Universal American will mail the proxy statement/prospectus to its shareholders. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF UNIVERSAL AMERICAN ARE URGED TO READ THE PROXY STATEMENT CAREFULLY BECAUSE THE PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You will also be able to obtain these documents, free of charge, when filed, from Universal American’s website, www.universalamerican.com, under the tab “Investors” and then under the tab “SEC Filings.”

CVS Caremark and Universal American and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Universal American shareholders in favor of the merger and the separation. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Universal American shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about CVS Caremark’s directors and executive officers in its definitive proxy statement filed with the SEC on March 29, 2010 and its Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC on February 26, 2010, respectively. You can find information about Universal American’s executive officers and directors in its definitive proxy statement filed with the SEC on April 30, 2010.

About CVS Caremark

CVS Caremark is the largest pharmacy health care provider in the United States. Through our integrated offerings across the entire spectrum of pharmacy care, we are uniquely positioned to provide greater access, to engage plan members in behaviors that improve their health and to lower overall health care costs for health plans, plan sponsors and their members. CVS Caremark is a market leader in mail order pharmacy, retail pharmacy, specialty pharmacy, and retail clinics, and is a leading provider of Medicare Part D Prescription Drug Plans. As one of the country’s largest pharmacy benefits managers (PBMs), we provide access to a network of approximately 65,000 pharmacies, including more than 7,100 CVS/pharmacy® stores that provide unparalleled service and capabilities. Our clinical offerings include our signature Pharmacy AdvisorTM program as well as innovative generic step therapy and genetic benefit management programs that promote more cost effective and healthier behaviors and improve health care outcomes. General information about CVS Caremark is available through the Company’s Web site at http://info.cvscaremark.com/.

CVS Caremark Forward-looking Statement

This press release contains certain forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially. For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company strongly recommends that you become familiar with the specific risks and uncertainties outlined under the Risk Factors section in our Annual Report on Form 10-K for the year ended December 31, 2009 and under the section entitled “Cautionary Statement Concerning Forward-Looking Statements” in our most recently filed Quarterly Report on Form 10-Q.

CVS Caremark Contacts:

Eileen Howard Boone

Corporate Communications

(401) 770-4561

Carolyn Castel

Corporate Communications

(401) 770-5717

ccastel@cvs.com

Nancy Christal

Investor Relations

(914) 722-4704

About Universal American Corp.

Universal American, through our family of healthcare companies, offers health benefit plans designed to promote collaboration among our members and their healthcare professionals. This Healthy CollaborationSM improves, each day, the health and well-being of more than two million older and disabled Americans. For more information on Universal American, please visit our website at www.UniversalAmerican.com.

Universal American Forward Looking Statements

This news release contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Statements in this news release that are not historical facts are hereby identified as forward-looking statements and intended to be covered by the safe harbor provisions of the PSLRA and can be identified by the use of the words “believe,” “expect,” “predict,” “project,” “potential,” “estimate,” “anticipate,” “project,” “should,” “intend,” “may,” “will,” and similar expressions or variations of such words, or by discussion of future financial results and events, strategy or risks and uncertainties, trends and conditions in the Company’s business and competitive strengths, all of which involve risks and uncertainties.

Where, in any forward-looking statement, we or our management expresses an expectation or belief as to future results or actions, there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. Our actual results may differ materially from our expectations, plans or projections. We warn you that forward-looking statements are only predictions and estimates, which are inherently subject to risks, trends and uncertainties, many of which are beyond our ability to control or predict with accuracy and some of which we might not even anticipate. These risks and uncertainties include: the timing to consummate the proposed transaction; negative effects from the pendency of the transaction; the risk that a condition to closing of the proposed transaction may not be satisfied; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the ability of Universal American to timely receive the required approval of its shareholders; the risk that the contemplated transaction does not occur for any other reason; the possibility that costs or difficulties related to the separation of the Medicare Prescription Drug Business will be greater than expected; the risks to NewCo’s ability to effectively operate its businesses independently of the Medicare Prescription Drug Business, including its ability to access sufficient sources of capital to fund its operations; the risks to NewCo’s ability to retain and hire key personnel; the diversion of management time on transaction-related issues and other risks described in the risk factor section of our SEC reports. We give no assurance that we will achieve our expectations and we do not assume responsibility for the accuracy and completeness of the forward-looking statements. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements as a result of many factors, including the risk factors described in the risk factor section of our SEC reports. We caution readers not to place undue reliance on these forward-looking statements that speak only as of the date made. All forward-looking statements included in this release are based upon information available to Universal American as of the date of the release, and we assume no obligation to update or revise any such forward-looking statements.

Universal American Contacts

Robert A. Waegelein

Executive Vice President & Chief Financial Officer

(914) 934-8820

Investor Relations Counsel:

The Equity Group Inc.

Linda Latman

(212) 836-9609

www.theequitygroup.com